Revenue Recognition	6 Months Ended
Jun. 30, 2014
Revenue Recognition [Abstract]
Revenue Recognition
4.  Revenue Recognition

Revenue is recognized in accordance with Accounting Standards Codification ("ASC") Topic 605. Four basic criteria must be met before revenue can be recognized: (i) persuasive evidence that an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed or determinable; and (iv) collectability is reasonably assured.

The Company recognizes revenue related to product sales when delivery is confirmed by its external logistics provider and the other criteria of ASC Topic 605 are met. Product revenue is recorded net of returns and allowances. All costs and duties relating to delivery are absorbed by the Company. Shipments for all products are currently received directly by the Company’s customers.

Deferred revenue on the accompanying June 30, 2014 condensed consolidated balance sheet is approximately $873,000 and is related to the License Agreement with Bellco, which is being deferred through December 31, 2021, the remainder of the expected obligation period. The Company has recognized approximately $2,203,000 of revenue related to the License Agreement to date and approximately $448,000 for the six months ended June 30, 2014. See Note 13, Commitments and Contingencies, for further discussion of the Bellco License Agreement.